Exhibit 99
Joint Filer Information

Date of Event Requiring Statement:	September 7, 2012

Issuer Name and Ticker or Trading Symbol:	China Recycling Energy Corporation [CREG]

Designated Filer:	CAGP, Ltd.

Other Joint Filers:	Carlyle Group Management L.L.C.
The Carlyle Group, L.P.
Carlyle Holdings II GP L.L.C.
Carlyle Holdings II L.P.
TC Group Cayman Investment Holdings, L.P.
TC Group Cayman Investment Holdings Sub L.P.
CAGP General Partner, L.P.
Carlyle Asia Growth Partners III, L.P.
CAGP III Co-Investment, L.P.

Addresses:	The address of each of Carlyle Group Management L.L.C., The Carlyle Group, L.P., Carlyle Holdings II GP L.L.C., and Carlyle Holdings II L.P. is c/o The Carlyle Group, 1001 Pennsylvania Ave., N.W., Suite 220 South, Washington, DC 20004-2505. The principal business address of each of the other reporting persons is c/o Walkers Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9001, Cayman Islands.

Signatures:

Dated: September 11, 2012

CARLYLE GROUP MANAGEMENT L.L.C.

	By:	/s/ Norma Kuntz, attorney-in-fact

		Name:	Daniel D’Aniello
		Title:	Chairman

THE CARLYLE GROUP L.P.

By: Carlyle Group Management L.L.C., its general partner

	By:	/s/ Norma Kuntz, attorney-in-fact

		Name:	Daniel D’Aniello
		Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C.

By: The Carlyle Group L.P., its managing member By: Carlyle Group Management L.L.C., its general partner

	By:	/s/ Norma Kuntz, attorney-in-fact

		Name:	Daniel D’Aniello
		Title:	Chairman

CARLYLE HOLDINGS II L.P.

	By:	/s/ Norma Kuntz, attorney-in-fact

		Name:	Daniel D’Aniello
		Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.

By: Carlyle Holdings II L.P., its general partner

	By:	/s/ Norma Kuntz, attorney-in-fact

		Name:	Daniel D’Aniello
		Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.

By: TC Group Cayman Investment Holdings, L.P., its general partner By: Carlyle Holdings II L.P., its general partner

	By:	/s/ Norma Kuntz, attorney-in-fact

		Name:	Daniel D’Aniello
		Title:	Chairman

CAGP LTD.

	By:	/s/ Norma Kuntz, attorney-in-fact

		Name:	Daniel D'Aniello
		Title:	Director

CAGP GENERAL PARTNER, L.P.

by: CAGP Ltd., its general partner

	By:	/s/ Norma Kuntz, attorney-in-fact

		Name:	Daniel D’Aniello
		Title:	Director

CARLYLE ASIA GROWTH PARTNERS III, L.P.

by: CAGP General Partner, L.P., its general partner by: CAGP Ltd., its general partner

	By:	/s/ Norma Kuntz, attorney-in-fact

		Name:	Daniel D’Aniello
		Title:	Director

CAGP III CO-INVESTMENT, L.P.

by: CAGP General Partner, L.P., its general partner by: CAGP Ltd., its general partner

	By:	/s/ Norma Kuntz, attorney-in-fact

		Name:	Daniel D’Aniello
		Title:	Director